                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              ------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: May 13, 1999
                Date of Earliest Event Reported: April 28, 1999

                               PHOENIXSTAR, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

          000-23883                                  84-1441684
   (Commission File Number)             (I.R.S. Employer Identification No.)


                         8085 South Chester, Suite 300
                           Englewood, Colorado 80112
         (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: (303) 712-4600

                                PRIMESTAR, INC.
                  (Former name, if changed since last report)

Item 2.  Disposition of Assets.
-------  ----------------------

          Effective April 28, 1999 (the "Hughes Closing Date") and pursuant to an asset purchase agreement dated January 22, 1999 (the "Hughes Medium Power Agreement"), Phoenixstar, Inc. (formerly PRIMESTAR, Inc.)("Phoenixstar" or the "Company") sold its medium-power direct broadcast satellite business to Hughes Electronics Corporation ("Hughes"), a subsidiary of General Motors Corporation, for aggregate consideration of $1,358.2 million (the "Hughes Medium Power Transaction"). Such consideration was comprised of $1,100 million in cash (before working capital adjustments and closing costs) and 4.871 million shares of General Motors Class H common stock ("GMH Stock") valued at $258.2 million on the Hughes Closing Date. The purchase price is subject to working capital adjustments to be settled within 90 days after the Hughes Closing Date.

Item 5.  Other Events.
-------  -------------

          Concurrently with the Hughes Medium Power Transaction, Phoenixstar reached an agreement (the "Lock-up Agreement") with holders of approximately 84% of the aggregate principal amount of its 10-7/8% Senior Subordinated Notes due 2007 (the "Senior Subordinated Notes"), 12-1/4% Senior Subordinated Discount Notes due 2007 (the "Senior Subordinated Discount Notes" and, together with the Senior Subordinated Notes, the "Notes"), and notes issued under its Senior Subordinated Credit Facility dated as of April 1, 1998 (the "Bridge Loans"). Holders participating in the privately negotiated transaction agreed to sell their Notes and Bridge Loans to the Company for cash equal to 85.6% of the aggregate principal amount thereof, plus stock appreciation rights ("SARs") on the shares of GMH Stock received by Phoenixstar in the Hughes Medium Power Transaction. Each SAR issued in the transaction entitles the holder to receive a payment from Phoenixstar at the end of one year from the date of issuance in the amount, if any, by which the market price per share of GMH Stock at such time exceeds $47.00 per share. Participating Note holders and bridge lenders will receive approximately 7.8 SARs per $1,000 principal amount of debt sold to Phoenixstar pursuant to the Lock-up Agreement. Participating Note holders and bridge lenders also agreed to (i) consent to the transaction with Hughes and
(ii) amend the indentures by supplemental indentures (the "Supplemental Indentures") and credit agreement governing such debt obligations to remove substantially all covenants, other than the covenants to pay interest on and principal of the Notes and Bridge Loans when due and covenants relating to certain required purchase offerings.

          The SARs are secured by a first priority pledge and security interest in the underlying shares of GMH Stock, and such pledge and security interest have been pledged by Phoenixstar for the benefit of the holders of the SARs.
The shares of GMH Stock received by Phoenixstar are subject to certain restrictions on transfer during the first year after the closing of the Hughes Medium Power Transaction, and Phoenixstar will be entitled to certain registration rights with respect to such shares following the expiration of such one-year period.

          Under the terms of the indentures and credit agreement governing Phoenixstar's subordinated debt, Phoenixstar is required to make an offer to purchase the remainder of the outstanding publicly traded Notes at a purchase price equal to 101% of par. In that connection, the Company has commenced an offer to purchase the remaining Notes, as described below.

          In connection with the Hughes Medium Power Transaction, affiliates of the stockholders of the Company, other than TCI Satellite Entertainment, Inc. ("TSAT"), and an affiliate of Tele-Communications, Inc. (collectively, the "Stockholder Affiliates") committed to make funds available to the Company, either in the form of capital contributions or loans, up to an aggregate of $1,013 million (the "Stockholder Commitment"). Pursuant to such commitment, the Stockholder Affiliates contributed to the Company $307.7 million on the Hughes Closing Date (the "Initial Funding Amount"). On the Hughes Closing Date, the Company used a portion of the cash proceeds from the Hughes Medium Power Transaction and the Initial Funding Amount to (i) repay principal, interest and fees due under the Company's senior bank credit facility ($537.5 million), (ii) fund amounts due pursuant to the Lock-up Agreement ($543.5 million) and (iii) fund amounts due to holders of Bridge Loans who were not party to the Lock-up Agreement pursuant to the terms of the credit agreement governing the Bridge Loans ($10.1 million).

          Pursuant to the indentures governing the Notes (the "Indentures"), on May 13, 1999, the Company commenced a tender offer to purchase all Notes not purchased pursuant to the Lock-up Agreement (the "Remaining Notes"), on the terms required by the Indentures. The terms and conditions of such tender offer are set forth in the Offer to Purchase, dated May 13, 1999 (the "Offer to Purchase"), sent by the Company to the holders of the Remaining Notes. The Offer to Purchase and related materials are filed as an exhibit hereto. In connection therewith, the Company also sent to the holders of the Remaining Notes notice informing them that a "change of control" had occurred and informing them of the effectiveness of the Supplemental Indentures, as required by the Indentures.

          In connection with their approval of the Hughes Medium Power Transaction, the stockholders of Phoenixstar also approved the payment to TSAT of consideration in the form of 1.407 million shares of GMH Stock (the "Phoenixstar Payment"), subject to the terms and conditions set forth in an agreement dated as of January 22, 1999 (the "Phoenixstar Payment Agreement"). In consideration of the Phoenixstar Payment, TSAT agreed to approve the Hughes Medium Power Transaction and Hughes High Power Transaction as a stockholder of Phoenixstar, to modify certain agreements to facilitate the Hughes High Power Transaction, and to issue to the Company a share appreciation right with respect to the shares of GMH Stock received as the Phoenixstar Payment, granting the Company the right to any appreciation in such GMH Stock over the one-year period following the date of issuance, over an agreed strike price of $47.00. Pursuant to the Phoenixstar Payment Agreement, TSAT has also agreed to forego any liquidating distribution or other payment that may be made in respect of the outstanding shares of Phoenixstar upon any dissolution and winding-up of Phoenixstar, or otherwise in respect of Phoenixstar's existing equity. On the Hughes Closing Date, the Company distributed to TSAT 1.407 million shares of GMH Stock in satisfaction of the Phoenixstar Payment.

          Subsequent to the Hughes Closing Date, the Company is responsible for
(i) the payment of certain obligations not assumed by Hughes, (ii) the payment of costs, currently estimated to range from $270 million to $340 million, associated with the termination of certain vendor and service contracts and lease agreements not assumed by Hughes, (iii) the payment to all Note holders who participate in the tender offer for the Remaining Notes the purchase price for each Note so tendered, as provided in the Offer to Purchase, and, the repayment of principal and interest due pursuant to the Notes not paid as part of the Lock-up Agreement or Offer to Purchase and (iv) the repayment of amounts due under the Company's Partnership Credit Facility. The Company currently expects to fund such obligations with available cash, additional advances and/or contributions from the Stockholder Affiliates pursuant to the Stockholder Commitment and any proceeds received by the Company in connection with the previously announced sale to Hughes of the high power direct broadcast satellite system being constructed by Tempo Satellite, Inc (a subsidiary of TSAT), and the sale and/or termination of the Company's rights with respect thereto.

Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

(b)  Pro forma financial information.

     PRIMESTAR, Inc. Condensed Pro Forma Combined Financial Statements Year ended December 31, 1998.

(c)  Exhibits.

     4.1 Indenture between TSAT, as issuer,, and The Bank of New York, as trustee (the "Trustee"), dated as of February 20, 1997, governing the 12-1/4% Senior Subordinated Discount Notes (the "Original Discount Indenture"), incorporated by reference from TSAT's Annual Report on Form 10K for the year ended December 31, 1996 (Commission File No. 0-21317).

     4.2 Amendment and Supplement to the Original Discount Indenture, dated as of April 1, 1998, pursuant to which the Registrant assumed TSAT's obligations under the Original Discount Indenture, incorporated herein by reference from TSAT's Registrations Statement on Form S-4/A (Registration Number 333-25001), filed with the Commission on February 13, 1998, as declared effective by the Commission on February 17, 1998. Only the form of such Amendment and Supplemental Indenture was filed.

     4.3 Second Supplemental Indenture to the Original Discount Indenture, dated as of April 27, 1999, between the Company and the Trustee, filed herewith.

     4.4 Indenture between TSAT and the Trustee, dated as of February 20, 1997, governing the 10-7/8% Senior Subordinated Notes (the "Original Coupon Indenture"), incorporated herein by reference from TSAT's Annual Report on Form 10-K for the year ended December 31, 1996 (Commission File No. 0-21317).

     4.5 Amendment and Supplement to the Original Indenture, dated as of April 1, 1998, pursuant to which the Registrant assumed TSAT's obligations under the Original Coupon Indenture, incorporated herein by reference from TSAT's registration Statement on Form S-4/A (Registration Number 333-25001), filed with the Commission on February 13, 1998, as declared effective by the Commission on February 17, 1998. Only the form of such Amendment and Supplemental Indenture was filed.

     4.6 Second Supplemental Indenture to the Original Coupon Indenture, dated as of April 27, 1999, between the Company and the Trustee, filed herewith.

     10.1  Funding Agreement, filed herewith.

     10.2  Lock-up Agreement, filed herewith.

     10.3  Indemnity Agreement, dated as of April 28, 1999, filed herewith.

     10.4 Registration Rights Agreement, dated as of April 28, 1999, filed herewith.

     10.5 Share Appreciation Rights Agreement, dated as of April 28, 1999, filed herewith.

     10.6 Pledge and Security Agreement, dated as of April 28, 1999, filed herewith.

     10.7  PRIMESTAR Payment Agreement, filed herewith.

     10.8 Hughes Medium Power Agreement, incorporated by reference to the Company's Current Report on Form 8-K dated February 1, 1999 (Commission File No. 000-23883).

     99.1  Press Release, dated April 28, 1999, filed herewith.

     99.2 Press Release, dated May 13, 1999, announcing the Offer to Purchase, filed herewith.

     99.3 Offer to Purchase (and related materials relating to the required tender offer for the Notes), filed herewith.

     99.4 Notice of "change of control" and the effectiveness of the Supplemental Indentures, filed herewith.

                                   SIGNATURE
                                   ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 1999
                                        PHOENIXSTAR, INC.
                                           (Registrant)

                                        By: /s/  Kenneth G. Carroll
                                            -----------------------
                                        Name:   Kenneth G. Carroll
                                        Title:  Senior Vice President and
                                                Chief Financial Officer

                      PHOENIXSTAR, INC. AND SUBSIDIARIES
                          (formerly PRIMESTAR, Inc.)

               Condensed Pro Forma Combined Financial Statements

                               December 31, 1998
                                  (unaudited)



          Effective April 28, 1999 (the "Hughes Closing Date") and pursuant to an asset purchase agreement dated January 22, 1999 (the "Hughes Medium Power Agreement"), the Company sold its medium-power direct broadcast satellite business to Hughes Electronics Corporation ("Hughes"), a subsidiary of General Motors Corporation, for aggregate consideration of $1,358.2 million (the "Hughes Medium Power Transaction"). Such consideration was comprised of $1,100 million in cash (before working capital adjustments and closing costs) and 4.871 million shares of General Motors Class H common stock ("GMH Stock") valued at $258.2 million on the Hughes Closing Date.

          Concurrently with the Hughes Medium Power Transaction, Phoenixstar reached an agreement (the "Lock-up Agreement") with holders of approximately 84% of the aggregate principal amount of its 10-7/8% Senior Subordinated Notes due 2007 (the "Senior Subordinated Notes"), 12-1/4% Senior Subordinated Discount Notes due 2007 (the "Senior Subordinated Discount Notes" and, together with the Senior Subordinated Noted, the "Notes"), and notes issued under its Senior Subordinated Credit Facility dated as of April 1, 1998 (the "Bridge Loans"). Holders participating in the privately negotiated transaction agreed to, among other things, sell their Notes and Bridge Loans to the Company for cash equal to 85.6% of the aggregate principal amount thereof, plus stock appreciation rights on the shares of GMH Stock received by Phoenixstar in the Hughes Medium Power Transaction.

          Under the terms of the indentures and credit agreement governing Phoenixstar's subordinated debt, Phoenixstar is required to make an offer to purchase the remainder of the outstanding publicly traded Senior Subordinated Notes and Senior Subordinated Discount Notes at a purchase price equal to 101% of par. In that connection the Company commenced an offer to purchase the remaining Notes.

          In connection with the Hughes Medium Power Transaction, affiliates of the stockholders of the Company, other than TSAT, and an affiliate of Tele-Communications, Inc. (collectively, the "Stockholder Affiliates") committed to make funds available to the Company, either in the form of capital contributions or loans, up to an aggregate of $1,013 million (the "Stockholder Commitment"). On the Hughes Closing Date, the Company used a portion of the cash proceeds from the Hughes Medium Power Transaction and amounts contributed by the Stockholder Affiliates on the Hughes Closing Date (the "Initial Funding Amount") to (i) repay principal, interest and fees due under the Company's senior bank credit facility, (ii) fund amounts due pursuant to the Lock-up Agreement and (iii) fund amounts due to holders of Bridge Loans who were not party to the Lock-up Agreement pursuant to the terms of the credit agreement governing the Bridge Loans.

          In connection with their approval of the Hughes Medium Power Transaction, the stockholders of Phoenixstar also approved the payment to TSAT of consideration in the form of 1.407 million shares of GMH Stock (the "Phoenixstar Payment"), subject to the terms and conditions set forth in an agreement dated as of January 22, 1999. On the Hughes Closing Date, the Company distributed to TSAT 1.407 million shares of GMH Stock in satisfaction of the Phoenixstar Payment.

          The following unaudited condensed pro forma combined balance sheet of the Company, dated as of December 31, 1998, assumes that the Hughes Medium Power Transaction had occurred as of such date. The following unaudited condensed pro forma combined statement of operations of the Company for the year ended December 31, 1998 assumes that the Hughes Medium Power Transaction had occurred as of January 1, 1998.

          The unaudited pro forma results do not purport to be indicative of the results of operations that would have been obtained if the Hughes Medium Power Transaction had occurred as of January 1, 1998.

                       PHOENIXSTAR, INC. AND SUBSIDIARIES
                           (formerly PRIMESTAR, Inc.)

                   Condensed Pro Forma Combined Balance Sheet
                                December 31, 1998
                                   (unaudited)


                                                       PRIMESTAR           Pro forma       PRIMESTAR
                                                       historical         adjustments      pro forma
                                                      ------------        -----------     -----------
                                                                     amounts in thousands
Assets
------

Cash and cash equivalents                             $        --         976,940 (1)         25,000
                                                                          229,944 (2)
                                                                       (1,181,884)(3)

Accounts receivable and prepaid expenses                  143,567        (143,567)(1)             --
Investment in GMH stock                                        --         258,187 (1)        183,600
                                                                          (74,587)(4)
Property and equipment, net                             1,148,590      (1,148,590)(1)             --
Intangible assets, net                                    786,373        (316,875)(1)        469,498
Deferred financing costs and other assets, net             33,557          (5,500)(1)             --
                                                                          (28,057)(3)
                                                      -----------     -----------        -----------

                                                      $ 2,112,087      (1,433,989)           678,098
                                                      ===========     ===========        ===========

Liabilities and Stockholders' Deficit
-------------------------------------

Accounts payable and accrued expenses                 $   331,424        (293,624)(1)         81,000
                                                                           43,200 (1)
Accrued interest payable                                   16,142         (10,507)(3)          5,635
Deferred revenue                                          100,948        (100,948)(1)             --
Phoenixstar GMH SAR liability                                  --          29,229 (3)         29,229
Debt                                                    1,833,195          (1,321)(1)        578,952
                                                                       (1,252,922)(3)
Deferred income taxes                                      75,057         (75,057)(1)             --
Other liabilities                                          40,095         (15,033)(1)         25,062
                                                      -----------     -----------        -----------

      Total liabilities                                 2,396,861      (1,676,983)           719,878
                                                      -----------     -----------        -----------

Stockholders' Deficit:
   Common stock                                             2,009              --              2,009
   Additional paid-in capital                           1,511,041         229,944 (2)      1,740,985
   Accumulated deficit                                 (1,797,824)         63,378 (1)     (1,776,330)
                                                                           24,259 (3)
                                                                          (66,143)(4)
   TSAT GMH SAR receivable                                     --          (8,444)(4)         (8,444)
                                                      -----------     -----------        -----------
        Total stockholders' deficit                      (284,774)        242,994            (41,780)
                                                      -----------     -----------        -----------

Commitments and contingencies
                                                      $ 2,112,087      (1,433,989)           678,098
                                                      ===========     ===========        ===========


See accompanying notes to condensed pro forma combined financial statements.

                       PHOENIXSTAR, INC. AND SUBSIDIARIES
                           (formerly PRIMESTAR, Inc.)

              Condensed Pro Forma Combined Statement of Operations
                          Year ended December 31, 1998
                                   (unaudited)


                                                      PRIMESTAR         Pro forma          PRIMESTAR
                                                      historical       adjustments         pro forma
                                                     ------------     -------------       -----------
                                                                  amounts in thousands,
                                                                except per share amounts
Revenue                                              $  1,289,666        (1,289,666)(5)            --
                                                     ------------     -------------       -----------

Operating costs and expenses:
   Operating, selling, general and
   administrative                                       1,133,834        (1,133,834)(5)            --
   Impairment of long-lived assets                        950,289          (950,289)(5)            --
   Depreciation and amortization                          543,087          (543,087)(5)            --
                                                     ------------     -------------       -----------
                                                        2,627,210        (2,627,210)               --
                                                     ------------     -------------       -----------

        Operating loss                                 (1,337,544)        1,337,544                --

Other expense:
   Interest expense                                      (145,939)          119,117 (6)       (26,822)
   Other, net                                              (7,749)            7,749 (5)            --
                                                     ------------     -------------       -----------
                                                         (153,688)          126,866           (26,822)
                                                     ------------     -------------       -----------

        Loss before income taxes                       (1,491,232)        1,464,410           (26,822)

Income tax benefit                                        147,528          (147,528)(7)            --
                                                     ------------     -------------       -----------

        Net loss                                     $ (1,343,704)        1,316,882           (26,822)
                                                     ============     =============       ===========

Basic and diluted loss per common share              $      (8.02)             7.86              (.16)
                                                     ============      ============       ===========


See accompanying notes to condensed pro forma combined financial statements.

                      PHOENIXSTAR, INC. AND SUBSIDIARIES
                          (formerly PRIMESTAR, Inc.)

          Notes to Condensed Pro Forma Combined Financial Statements

                               December 31, 1998
                                  (unaudited)


(1) Represents the sale of the Company's medium power DBS assets and liabilities, exclusive of assets not acquired and liabilities not assumed by Hughes, for $1,100 million in cash (before working capital adjustments of $116.0 million and closing expenses of $7.1 million) and 4.871 million shares of GMH Stock valued at $53.00 per share (the GMH Stock closing price on the Hughes Closing Date). Also represents the recognition of liabilities in the aggregate amount of $43.2 million related to employee severance and the termination of certain leases and vendor contracts.


(2) Represents the Initial Funding Amount contributed by the Stockholder Affiliates.


(3) Represents the repayment of principal and accrued interest and fees pursuant to the Company's senior bank credit facility, the Notes and the Bridge Loan and the elimination of related deferred loan costs. Repayment of the Notes and Bridge Loan assumes 84% of the aggregate principal amount was repaid at 85.6% of par, and the remaining 16% of the aggregate principal amount was repaid at 101% of par. Also represents recognition of the amount due to the former lenders pursuant to the Phoenixstar GMH SAR calculated as follows:

          Fair value of GMH Stock on April 28, 1999          $         53
          Phoenixstar GMH SAR exercise price                          (47)
                                                             ------------
            Difference                                                  6
          Number of shares of GMH Stock subject to
            Phoenixstar GMH SAR                              x  4,871,448
                                                             ------------
          Phoenixstar GMH SAR liability                      $ 29,228,688
                                                             ============

(4) Represents the payment of 1.407 million shares of GMH Stock (valued at $53 per share) to TSAT and the recognition of the amount due from TSAT pursuant to the TSAT GMH SAR calculated as follows:

          Fair value of GMH Stock on April 28, 1999          $         53
          TSAT GMH SAR exercise price                                 (47)
                                                             ------------
            Difference                                                  6
          Number of shares of GMH Stock subject to
            TSAT GMH SAR
                                                             x  1,407,307
                                                             ------------
          TSAT GMH SAR receivable                            $  8,443,842
                                                             ============

(5) Represents the elimination of the historical results of operations of the Company's medium power DBS business.

(6) Represents the elimination of the historical interest expense related to the Company's senior bank credit facility, the Notes and the Bridge Loans.

(7)  Represents the assumed income tax effect of the pro forma adjustments.

                                 Exhibit Index
                                 -------------


4.1 Indenture between TSAT, as issuer,, and The Bank of New York, as trustee (the "Trustee"), dated as of February 20, 1997, governing the 12-1/4% Senior Subordinated Discount Notes (the "Original Discount Indenture"), incorporated by reference from TSAT's Annual Report on Form 10K for the year ended December 31, 1996 (Commission File No. 0-21317).

4.2 Amendment and Supplement to the Original Discount Indenture, dated as of April 1, 1998, pursuant to which the Registrant assumed TSAT's obligations under the Original Discount Indenture, incorporated herein by reference from TSAT's Registrations Statement on Form S-4/A (Registration Number 333-25001), filed with the Commission on February 13, 1998, as declared effective by the Commission on February 17, 1998. Only the form of such Amendment and Supplemental Indenture was filed.

4.3 Second Supplemental Indenture to the Original Discount Indenture, dated as of April 27, 1999, between the Company and the Trustee, filed herewith.

4.4 Indenture between TSAT and the Trustee, dated as of February 20, 1997, governing the 10-7/8% Senior Subordinated Notes (the "Original Coupon Indenture"), incorporated herein by reference from TSAT's Annual Report on Form 10-K for the year ended December 31, 1996 (Commission File No. 0-21317).

4.5 Amendment and Supplement to the Original Indenture, dated as of April 1, 1998, pursuant to which the Registrant assumed TSAT's obligations under the Original Coupon Indenture, incorporated herein by reference from TSAT's registration Statement on Form S-4/A (Registration Number 333-25001), filed with the Commission on February 13, 1998, as declared effective by the Commission on February 17, 1998. Only the form of such Amendment and Supplemental Indenture was filed.

4.6 Second Supplemental Indenture to the Original Coupon Indenture, dated as of April 27, 1999, between the Company and the Trustee, filed herewith.

10.1 Funding Agreement, filed herewith.

10.2 Lock-up Agreement, filed herewith.

10.3 Indemnity Agreement, dated as of April 28, 1999, filed herewith.

10.4 Registration Rights Agreement, dated as of April 28, 1999, filed herewith.

10.5 Share Appreciation Rights Agreement, dated as of April 28, 1999, filed herewith.

10.6 Pledge and Security Agreement, dated as of April 28, 1999, filed herewith.

10.7 PRIMESTAR Payment Agreement, filed herewith.

10.8 Hughes Medium Power Agreement, incorporated by reference to the Company's
     Current Report on Form 8-K dated February 1, 1999   (Commission File No.
     000-23883).

99.1 Press Release, dated April 28, 1999, filed herewith.

99.2 Press Release, dated May 13, 1999, announcing the Offer to Purchase, filed herewith.

99.3 Offer to Purchase (and related materials relating to the required tender offer for the Notes), filed herewith.

99.4 Notice of "change of control" and the effectiveness of the Supplemental Indentures, filed herewith.